SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                 FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                (Name of Registrant as Specified in its Charter)

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


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[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:












               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's Annual Shareholders' Meeting scheduled for Thursday, September 21, 2006 at 2:00 p.m., Pacific time. These materials discuss the Proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Franklin Templeton Limited Duration Income Trust (the "Fund"). If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign and date the proxy card, but do not specify a vote on the proposal listed thereon (the "Proposal"), your proxy will be voted FOR the Proposal.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXY CARDS PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY CARD DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING OR LATER CHANGING YOUR VOTE PRIOR TO ITS BEING CAST.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).










                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

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               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                  NOTICE OF 2006 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Templeton Limited Duration Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, September 21, 2006 at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

o The election of Charles B. Johnson, Frank W.T. LaHaye, Gordon S. Macklin, and Frank A. Olson as Trustees of the Fund, to hold office for the terms specified.

The Board of Trustees has fixed July 21, 2006, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,

                                 Karen L. Skidmore
                                 VICE PRESIDENT AND SECRETARY

San Mateo, California
Dated: August 18, 2006

















PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



                      This page intentionally left blank.





               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Templeton Limited Duration Income Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.



   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on July 21, 2006, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each common share of beneficial interest, without par value (the "Common Shares") and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the "Preferred Shares") of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 21, 2006.


   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on one Proposal:

   o To elect nominees to the position of Trustee. One of the nominees will be voted on solely by holders of Preferred Shares, and the remaining three nominees will be voted on by holders of the outstanding Common Shares and Preferred Shares voting together as a single class.


   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of each of the nominees as Trustees for which you are entitled to vote.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the Proposal, your shares will be voted FOR the election of the nominees for Trustee.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

o  THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin, Chairman, Frank A. Olson, and John B. Wilson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a revised formal written charter for the Nominating Committee. A copy of the charter was attached as "Appendix A" to the proxy statement for the 2005 Annual Shareholders' Meeting.

   WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Charles B. Johnson, Frank W.T. LaHaye, Gordon
   S. Macklin, and Frank A. Olson have been nominated for three-year terms, set to expire at the 2009 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified or until a Trustee's resignation, retirement, death or removal. All of the nominees are currently members of the Board and have previously been elected by shareholders, and Charles B. Johnson is an Interested Trustee. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

   Pursuant to the Fund's Amended and Restated Agreement and Declaration of Trust, two of the Trustees are to be elected solely by the holders of the Preferred Shares, and the remaining Trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year Charles B. Johnson has been nominated to be elected solely by the holders of the outstanding Preferred Shares.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.5% and 14.9%, respectively, of its outstanding shares as of June 30, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is his or her name, age and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

   NOMINEES FOR INDEPENDENT TRUSTEE TO SERVE UNTIL THE 2009 ANNUAL SHAREHOLDERS'
   MEETING:

-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                     MEMBER*
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     118       Director, Center
LaHaye (1929)              2003                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     143       Director,
Macklin                    2003                MedImmune, Inc.
(1928)                                         (biotechnology)
One Franklin                                   and
Parkway                                        Overstock.com
San Mateo,                                     (Internet
CA 94403-1906                                  services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004),
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003) and
                                               Martek
                                               Bioscience
                                               Corporation
                                               (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------
Frank A.      Trustee      Since     102       Director, Hess
Olson (1932)               2005                Corporation
One Franklin                                   (formerly,
Parkway San                                    Amerada Hess
Mateo, CA                                      Corporation)
94403-1906                                     (exploration and
                                               refining of oil and gas) and
                                               Sentient Jet (private jet
                                               service); and FORMERLY, Director,
                                               Becton Dickinson and Company
                                               (medical technology), Cooper
                                               Industries, Inc. (electrical
                                               products and tools and hardware),
                                               Health Net, Inc. (formerly,
                                               Foundation Health) (integrated
                                               managed care), The Hertz
                                               Corporation, Pacific Southwest
                                               Airlines, The RCA Corporation,
                                               Unicom (formerly, Commonwealth
                                               Edison), UAL Corporation
                                               (airlines) and White Mountains
                                               Insurance Group, Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------

   NOMINEE FOR INTERESTED TRUSTEE*** TO SERVE UNTIL THE 2009 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND              OF TIME     OF           DIRECTORSHIPS
  ADDRESS                 SERVED   PORTFOLIOS          HELD
                                    IN FUND
                                   COMPLEX
                                   OVERSEEN
                                    BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     143       None
Johnson       Chairman of  2003
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

   INDEPENDENT TRUSTEES SERVING UNTIL THE 2007 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND               OF TIME    OF          DIRECTORSHIPS
  ADDRESS                  SERVED  PORTFOLIOS         HELD
                                    IN FUND
                                    COMPLEX
                                    OVERSEEN
                                    BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     143       Director, Bar-S
Ashton (1932)              2003                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906-

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Edith E.      Trustee      Since     139       Director, Hess
Holiday                    2005                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
John B.       Trustee      Since     42        None
Wilson (1959)              February
One Franklin               2006
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive
Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
-----------------------------------------------------------------

   INDEPENDENT TRUSTEES SERVING UNTIL THE 2008 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND               OF TIME     OF        DIRECTORSHIPS
 ADDRESS                    SERVED  PORTFOLIOS       HELD
                                     IN FUND
                                     COMPLEX
                                    OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
Robert F.     Trustee      Since     57        None
Carlson                    2003
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
S. Joseph     Trustee         Since     143      None
Fortunato                     2003
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

INTERESTED TRUSTEE*** SERVING UNTIL THE 2008 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
 OF BIRTH AND             OF TIME     OF           DIRECTORSHIPS
  ADDRESS                  SERVED  PORTFOLIOS        HELD
                                     IN FUND
                                      COMPLEX
                                    OVERSEEN
                                    BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     124       None
Johnson, Jr.  Senior Vice  2003
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust as defined by the 1940 Act due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources) which is the parent company of the Fund's investment manager.

***Elected solely by the holders of the Fund's outstanding Preferred Shares. All other Trustees are elected by the holders of the Fund's outstanding Common Shares and Preferred Shares voting together as a single class.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.



   The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Board members as of June 30, 2006.

     INDEPENDENT TRUSTEES

   ------------------------------------------------------------
                                            AGGREGATE DOLLAR
                                             RANGE OF EQUITY
                                            SECURITIES IN ALL
                         DOLLAR RANGE OF    FUNDS OVERSEEN BY
   NAME OF BOARD             EQUITY         THE BOARD MEMBER
   MEMBER               SECURITIES IN THE    IN THE FRANKLIN
                              FUND           TEMPLETON FUND
                                                 COMPLEX
   ------------------------------------------------------------
   Harris J. Ashton           None            Over $100,000
   ------------------------------------------------------------
   Robert F. Carlson          None            Over $100,000
   ------------------------------------------------------------
   S. Joseph Fortunato        None            Over $100,000
   ------------------------------------------------------------
   Edith E. Holiday           None            Over $100,000
   ------------------------------------------------------------
   Frank W.T. LaHaye          None            Over $100,000
   ------------------------------------------------------------
   Gordon S. Macklin          None            Over $100,000
   ------------------------------------------------------------
   Frank A. Olson             None            Over $100,000
   ------------------------------------------------------------
   John B. Wilson             None            Over $100,000
   ------------------------------------------------------------

      INTERESTED TRUSTEES

   ------------------------------------------------------------
                                             AGGREGATE DOLLAR
                                              RANGE OF EQUITY
                                               SECURITIES IN
                                                 ALL FUNDS
                                              OVERSEEN BY THE
                          DOLLAR RANGE OF     BOARD MEMBER IN
   NAME OF BOARD       EQUITY SECURITIES IN    THE FRANKLIN
   MEMBER                    THE FUND         TEMPLETON FUND
                                                  COMPLEX
   ------------------------------------------------------------
   Charles B. Johnson          None            Over $100,000
   ------------------------------------------------------------
   Rupert H. Johnson,          None            Over $100,000
   Jr.
   ------------------------------------------------------------



  HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least nine times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $1,160 per quarter plus $400 per Board meeting attended. Effective as of April 1, 2005, the Independent Trustees are paid an additional flat fee of $5,000 as a general retainer, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments are paid an aggregate per diem compensation of $2,000, a portion of which is allocated to the Fund, for attending a meeting of the Audit Committee on a day when a Board meeting is not held. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments. Effective as of April 1, 2005, Mr. LaHaye, who serves as Chairman of the Audit Committee of the Fund, as well as the Audit Committees of certain other Franklin funds, receives an additional flat fee of $20,000 per year, a portion of which is allocated to the Fund.

   During the fiscal year ended March 31, 2006, there were nine meetings of the Board, two meetings of the Audit Committee, and nine meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on September 22, 2005.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                  Total Fees
                      Aggregate   Received    Number of Boards
                     Compensation   from      within Franklin
                      From the    Franklin    Templeton Investments
  Name of Trustee       Fund*     Templeton   on which
                                 Investments* Each Trustee Serves***
  ------------------------------------------------------------------

   Harris J. Ashton    $ 6,702.59   $404,038    42
   Robert F. Carlson   $10,142.06   $128,795    15
   S. Joseph Fortunato $ 6,019.37   $406,036    43
   Edith E. Holiday    $ 4,346.50   $403,749    41
   Frank W.T. LaHaye   $ 7,974.16   $221,070    26
   Gordon S. Macklin   $ 6,051.71   $379,002    42
   Frank A. Olson      $ 5,509.86   $231,486    29
   John B. Wilson****  $   781.80     N/A       13

   *For the fiscal year ended March 31, 2006.

   **For the calendar year ended December 31, 2005.

   ***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

   ****Trustee since February 2006.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

  -----------------------------------------------------------
   NAME, YEAR OF BIRTH       POSITION       LENGTH OF TIME
       AND ADDRESS                              SERVED
  -----------------------------------------------------------
  Charles B. Johnson     Trustee and       Since 2003
  (1933)                 Chairman of the
  One Franklin Parkway   Board
  San Mateo, CA
  94403-1906
  -----------------------------------------------------------
  Please refer to the table "Nominee for Interested Trustee to serve until the 2009 Annual Shareholders' Meeting" for additional information about Mr. Charles B. Johnson.
  -----------------------------------------------------------
  Rupert H. Johnson,     Trustee and      Since 2003
  Jr. (1940)             Senior Vice
  One Franklin Parkway   President
  San Mateo, CA
  94403-1906
  -----------------------------------------------------------
  Please refer to the table "Interested Trustee serving
  until the 2008 Annual Shareholders' Meeting" for
  additional information about Mr. Rupert H. Johnson, Jr.
  -----------------------------------------------------------
  Harmon E. Burns (1945) Vice President    Since 2003
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
  Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
  -----------------------------------------------------------
  James M. Davis         Chief Compliance  Since 2004
  (1952)                 Officer
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  Director, Global Compliance, Franklin Resources, Inc.;
  officer of 47 of the investment companies in Franklin
  Templeton Investments; and FORMERLY, Director of
  Compliance, Franklin Resources, Inc. (1994-2001).
  -----------------------------------------------------------
  Laura Fergerson (1962) Treasurer         Since 2004
  One Franklin Parkway
  San Mateo,
  CA 94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
  -----------------------------------------------------------
  Jimmy D. Gambill       Senior Vice       Since 2003
  (1947)                 President and
  500 East Broward       Chief Executive
  Blvd.                  Officer -Finance
  Suite 2100 Fort        and
  Lauderdale, FL         Administration
  33394-3091

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  President, Franklin Templeton Services, LLC; Senior Vice
  President, Templeton Worldwide, Inc.; and officer of 47
  of the investment companies in Franklin Templeton
  Investments.
  -----------------------------------------------------------
  David P. Goss (1947)   Vice President    Since 2003
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  Senior Associate General Counsel, Franklin Templeton
  Investments; officer and director of one of the
  subsidiaries of Franklin Resources, Inc.; and officer of
  47 of the investment companies in Franklin Templeton
  Investments.
  -----------------------------------------------------------
  Barbara J. Green       Vice President    Since 2003
  (1947)
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
  and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
  -----------------------------------------------------------
  Gregory E. Johnson     Vice President    Since 2003
  (1961)
  One Franklin Parkway
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  President and Chief Executive Officer, Franklin
  Resources, Inc.; Chairman of the Board and Director,
  Franklin Templeton Distributors, Inc.; President,
  Franklin Agency, Inc.; Vice President and Director,
  Franklin Advisers, Inc.; Director, Fiduciary Trust
  Company International; and officer and/or director of
  some of the other subsidiaries of Franklin Resources, Inc.
  -----------------------------------------------------------
  Christopher J.         President and    Since 2003
  Molumphy (1962)        Chief Executive
  One Franklin Parkway   Officer -
  San Mateo, CA          Investment
  94403-1906             Management

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  Executive Vice President, Franklin Advisers, Inc.; and
  officer of six of the investment companies in Franklin
  Templeton Investments.
  -----------------------------------------------------------
  Galen G. Vetter (1951) Chief Financial  Since 2004
  500 East Broward       Officer and
  Blvd.                  Chief
  Suite 2100 Fort        Accounting
  Lauderdale, FL         Officer
  33394-3091

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
  ----------------------------------------------------------
  Karen L. Skidmore      Vice President   Vice President
  (1952)                 and Secretary    since March 2006
  One Franklin Parkway                    and Secretary
  San Mateo, CA                           since April 2006
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 31 of the investment companies in Franklin Templeton Investments.
  ----------------------------------------------------------
  Craig S. Tyle (1960)   Vice President   Since October
  One Franklin Parkway                    2005
  San Mateo, CA
  94403-1906

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
  General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and
  FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
  ----------------------------------------------------------


o  ADDITIONAL INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT AND CUSTODIAN. The transfer agent, registrar and dividend disbursement agent for the Common Shares, and shareholder servicing agent for the Preferred Shares, is PFPC, Inc., 4400 Computer Drive, Westborough, MA 01850.

   Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2006, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of July 21, 2006, the Fund had 26,739,511.167 Common Shares outstanding, 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F outstanding, and total net assets of $372,886,785.03. The Fund's Common Shares are listed on the American Stock Exchange ("AMEX") (symbol: FTF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 21, 2006, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding Common Shares or Preferred Shares, except as shown in the following table:


      PREFERRED SHARES:

   ----------------------------------------------------------
   NAME AND ADDRESS OF   AMOUNT AND        PERCENT OF
   BENEFICIAL OWNER      NATURE OF         OUTSTANDING
                         BENEFICIAL        PREFERRED SHARES
                         OWNERSHIP*
   ----------------------------------------------------------
   Citigroup Global         87,925,000           46.3
   Markets, Inc.
   390 Greenwich Street
   5th Floor
   New York, NY  10013
   ----------------------------------------------------------
   UBS Securities LLC       34,450,000           18.1
   1285 Avenue of the
   Americas
   New York, NY  10019
   ----------------------------------------------------------
   Wachovia Securities,     24,575,000           12.9
   Inc.
   Riverfront Plaza
   3rd Floor
   901 East Byrd Street
   Richmond, VA  23219
   ----------------------------------------------------------
   Merrill Lynch,           22,950,000           12.1
   Pierce, Fenner &
   Smith Inc.
   250 Vesey Street
   7th Floor
   New York, NY
   10281-1205
   ----------------------------------------------------------
   Oppenheimer & Co.        20,100,000           10.6
   Inc.
   125 Broad Street
   New York, NY  10004
   ----------------------------------------------------------

   * Combined holdings of Series M, Series W and Series F Preferred Shares. The nature of beneficial ownership is shared voting and dispositive power.

   In addition, to the knowledge of the Fund's management, as of July 21, 2006, no Trustee of the Fund owned 1% or more of the outstanding Common Shares or Preferred Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common shares or Preferred shares of the Fund.

   SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding Common Shares and Preferred Shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's Common Shares and Preferred Shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 2006. All of the filing dates of these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

   CONTACTING THE BOARD OF TRUSTEES.If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.

o  AUDIT COMMITTEE

   The Board has a standing Audit Committee currently consisting of Messrs. LaHaye (Chairman), Carlson, Olson and Wilson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the AMEX's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting.

   SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $28,091 for the fiscal year ended March 31, 2006 and $23,225 for the fiscal year ended March 31, 2005.

   AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above were $10,500 for the fiscal year ended March 31, 2006 and $10,000 for the fiscal year ended March 31, 2005. The services for which these fees were paid included attestation services.

   There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements for the fiscal years ended March 31, 2006 and March 31, 2005.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2006 and March 31, 2005.

   There were no fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2006 and March 31, 2005.

   ALL OTHER FEES. There were no fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs for the fiscal years ended March 31, 2006 and March 31, 2005.

   There were no fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs for the fiscal years ended March 31, 2006 and March 31, 2005.

   AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $10,500 for the fiscal year ended March 31, 2006 and $10,000 for the fiscal year ended March 31, 2005.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager is compatible with maintaining PwC's independence.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was attached to the proxy statement for the 2005 Annual Shareholders' Meeting.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

   Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2006 for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 Robert F. Carlson
                                 Frank A. Olson
                                 John B. Wilson


   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

   REQUIRED VOTE. Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so.

   Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the president of the Fund in the absence of the Chairman or certain other authorized officers. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held on or about September 26, 2007. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary no later than April 23, 2007, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by April 23, 2007, as described above, may nonetheless present a proposal at the Fund's 2007 Annual Meeting of Shareholders if such shareholder notifies the Fund of such proposal in writing at the Fund's offices not earlier than April 29, 2007 and not later than May 29, 2007. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2007 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by July 7, 2007. A shareholder proposal may be presented at the 2007 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   In addition to the requirements set forth above, a shareholder must comply with the following:

       1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Fund.

       2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

       3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Board of Trustees of the Fund.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                           By order of the Board of Trustees,


                           Karen L. Skidmore
                          VICE PRESIDENT AND SECRETARY


   Dated: August 18, 2006
   San Mateo, California



















                                      PROXY


           FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

           ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 21, 2006


The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, Barbara J. Green, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Limited Duration Income Trust (the "Trust") that the undersigned is entitled to vote at the Franklin Templeton Limited Duration Income Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 2:00 p.m. Pacific time on September 21, 2006, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.

THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF NOMINEES FOR TRUSTEE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
SIDE                                                                 SIDE




[X] Please mark
    votes as in
    this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

  Proposal: Election of Three Nominees for Trustee by Holders of Common Shares.

NOMINEES: (01) Frank W.T. LaHaye, (02) Gordon S. Macklin,  (03) Frank A. Olson


FOR                                              WITHHOLD
ALL   [ ]                                  [ ]   FROM ALL
NOMINEES                                          NOMINEES

[ ]
-------------------------------------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above).





      MARK HERE IF YOU PLAN TO ATTEND THE MEETING.    [ ]



                                Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.









Signature: _____________________________  Date:_________________
Signature:_____________________________   Date:________________















                                      PROXY


              FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

             ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 21, 2006


The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, Barbara J. Green, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Limited Duration Income Trust (the "Trust") that the undersigned is entitled to vote at the Franklin Templeton Limited Duration Income Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 2:00 p.m. Pacific time on September 21, 2006, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.

THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR TRUSTEE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
 SIDE                                                                 SIDE


[X]  Please mark votes
as in this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

      Proposal:  Election of Trustees by Holders of Preferred Shares.

NOMINEES:  (01) Frank W.T. LaHaye, (02) Gordon S. Macklin, (03) Frank A. Olson,
           (04) Charles B. Johnson*

       *THE HOLDERS OF COMMON SHARES MAY NOT VOTE FOR THIS NOMINEE.


FOR                                              WITHHOLD
ALL  [ ]                                     [ ] FROM ALL
NOMINEES                                         NOMINEES

-------------------------------------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above).





      MARK HERE IF YOU PLAN TO ATTEND THE MEETING.  [ ]





                                Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.







Signature: _____________________________  Date:_________________
Signature:_____________________________   Date:_________________